UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2026

AGASSI SPORTS ENTERTAINMENT CORP.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-24970	88-0203976
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1120 N. Town Center Dr #160 Las Vegas, NV	89144
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 400-4005

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

USTA Commercial Agreement

On August 6, 2026, we entered into a Commercial Agreement (the “USTA Agreement”) with United States Tennis Association Incorporated, for itself and on behalf of USTA Coaching, Inc. (collectively, “USTA”). Pursuant to the USTA Agreement, USTA agreed to provide us the use of certain proprietary training content, coaching materials, training methodologies, curricula, coaching philosophies (including the USTA American Development Model for Tennis (ADM)), educational resources, and related materials developed by or on behalf of USTA or licensed thereto (collectively, the “USTA Content”), for use in our planned AI-powered coaching, swing analysis, and tailored equipment recommendation mobile application (the “App”), solely in order to train and fine-tune the App’s AI model to (i) direct users of the App in accordance with USTA’s coaching philosophy, including the ADM, and (ii) surface available resources offered by USTA programs, learning management system, and the USTA certification pathway (collectively, the “Permitted Purpose”).

USTA also agreed to promote the App four times to its members and platform users and to grant us a limited, non-transferable, revocable license to use the USTA Content, for the Permitted Purpose, subject to certain customary restrictions set forth in the USTA Agreement.

The USTA Agreement includes trademark and brand licensing rights from USTA to the Company, subject to the restrictions and requirements set forth in the USTA Agreement; requirements for USTA to make promotional communications regarding the App; and requires us to use commercially reasonable efforts to maintain the availability of the App for end-users.

In consideration for agreeing to enter into the USTA Agreement and agree to the terms thereof, we agreed to make Darren Cahill, former professional tennis player and coach and our consultant, available to speak at USTA’s Coaches Open event to be conducted on or about August 27, 2026, and Andre Agassi, 8-time Grand Slam winner, and the Company’s largest beneficial stockholder, available to speak at a future event; agreed to provide USTA a fixed number of complementary subscriptions to the App, and to provide an agreed upon discount on yearly subscriptions to the App from USTA members and USTA coaches during the term of the agreement; and to share a fixed percentage of net revenues that we generate through the App from USTA members and USTA coaches, net of platform and application fees, and adjusted for chargebacks and refunds.

The agreement includes customary intellectual property ownership and prohibition provisions; audit rights for USTA; confidentiality obligations of the parties; representations and warranties of the parties; and mutual indemnification rights, subject to certain limitations of liabilities and caps on liabilities.

The USTA Agreement has a term of three years, and can be terminated prior to that by either party for cause, provided the non-breaching party provides the other 60 days after written notice of any such event relating to a for cause termination and the non-breaching party does not cure such breach within such 60 day period, and can also be terminated immediately by USTA in the event of (i) our unauthorized use of the USTA Content, (ii) the occurrence of a material security incident caused by our failure to comply with certain of our obligations under the agreement, (iii) our breach of the agreement’s prohibitions on reverse engineering and secondary use of the USTA Content, or (iv) our agreement to use commercially reasonable efforts to make the App available to users. Additionally, either party may terminate the agreement upon the other party’s insolvency or entry into bankruptcy.

Under the terms of the agreement, the license provided by USTA to use the USTA Content expires upon termination of the Agreement and the Company is required, within 30 days of termination of the USTA Agreement, to return to USTA or certify in writing the secure destruction of all copies of USTA’s proprietary content in the Company’s possession, including copies on backup media, development environments, and other systems. Separately, upon termination of the USTA Agreement, the Company must, within 180 days (subject to extension for technical complexity), use commercially reasonable efforts to implement technical measures intended to reduce the continued influence of USTA’s content on any AI model it operates, selecting from options such as retraining, fine-tuning reversal, machine unlearning, or exclusion of the data from future training runs. However, the agreement expressly acknowledges that AI models may retain residual effects from previously ingested data and that complete removal or verification of such removal is not currently technically feasible.

Mr. Cahill and Mr. Agassi also entered into an Agreement for Speaker Services with USTA on August 6, 2026, setting forth the requirements on their speaker services to be provided pursuant to the USTA Agreement.

The description of the USTA Agreement above is not complete and is qualified in its entirety by the copy of the USTA Agreement attached, which is incorporated by reference into this Item 1.01 in its entirety by reference.

Item 7.01 Regulation FD Disclosure.

The Company plans to release a press release announcing the entry into the USTA Agreement on August 11, 2026, a copy of which press release is furnished herewith as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.

The information contained in Item 7.01 of this Current Report (and including Exhibit 99.1 hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The press release furnished as Exhibit 99.1 to this Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws. These statements are based on the Company’s current expectations and involve known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied. Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. Factors that could cause actual results to differ materially are described in the press release and in the Company’s filings with the Securities and Exchange Commission, including under the headings “Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s periodic and current reports, including its most recent Form 10-K and 10-Q, filed with the SEC and available at http://www.sec.gov. The Company undertakes no obligation to publicly update or revise any forward-looking statements, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description
10.1#♦*	Commercial Agreement dated August 6, 2026, by and between United States Tennis Association Incorporated, a New York not-for-profit corporation, for itself and on behalf of USTA Coaching, Inc. and Agassi Sports Entertainment Corp.
99.1**	Press release dated August 11, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Filed herewith.

** Furnished herewith.

# Certain confidential portions of this Exhibit were omitted by means of marking such portions with brackets (“[***]”) because the identified confidential portions (i) are not material and (ii) the Company customarily and actually treats that information as private or confidential.

♦ Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of such schedules and exhibits, or any section thereof, to the SEC upon request; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 under the Exchange Act for any exhibits or schedules so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Agassi Sports Entertainment Corp.

	By:	/s/ Ronald S. Boreta
Date: August 10, 2026	Name:	Ronald S. Boreta
	Title:	Chief Executive Officer